10. Related Party Transactions	12 Months Ended
Dec. 31, 2012
Notes
10. Related Party Transactions

10.        RELATED PARTY TRANSACTIONS

             The Company leases a portion of its properties (see Note 8) for an aggregate of $156,600 per year from certain officers or stockholders.

             The Company has an outstanding loan to a real estate development partnership of which one of the Company’s beneficial owners (David W. Cheek) is a partner.  David Cheek (son of Ben F. Cheek, III) owns 10.59% of the Company’s voting stock.  The balance on this commercial loan (including principal and accrued interest) was $1,352,952 at December 31, 2012.  This was the maximum loan amount outstanding during the year.  The loan is a variable-rate loan with the interest based on the prime rate plus 1%. The interest rate adjusts whenever the prime rate changes.

             Effective September 23, 1995, the Company entered into a Split-Dollar Life Insurance Agreement with the Trustee of an executive officer’s irrevocable life insurance trust.  The life insurance policy insures one of the Company’s executive officers.  As a result of certain changes in tax regulations relating to split-dollar life insurance policies, the agreement was amended effectively making the premium payments a loan to the Trust.  The interest on the loan is a variable rate adjusting monthly based on the federal mid-term Applicable Federal Rate.  A payment of $2,679 for interest accrued during 2012 was applied to the loan on December 31, 2012.  No principal payments on this loan were made in 2012.  The balance on this loan at December 31, 2012 was $299,062.  This was the maximum loan amount outstanding during the year.